UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016 (May 31, 2016)

THE J.G. WENTWORTH COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36170	46-3037859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 King of Prussia Road, Suite 501, Radnor, Pennsylvania		19087-5148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (484) 434-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On May 31, 2016, The J.G. Wentworth Company (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (“NYSE”) that the Company is not in compliance with the NYSE continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of its common stock was less than $1.00 over a consecutive 30 trading-day period.
In accordance with applicable NYSE procedures, the Company plans to notify the NYSE by June 14, 2016 of its intentions regarding curing this noncompliance. In accordance with the NYSE rules, the Company has six months from the date of receipt of the Notice to achieve compliance with the continued listing standards of Section 802.01C. The Company can regain compliance at any time during the six-month cure period if the Company’s common stock has a closing share price of at least $1.00 on the last trading day of any calendar month during the period and also has an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.
The Company is actively monitoring the price of its common stock and will consider available options to resolve the deficiency and achieve compliance with Rule 802.01C.
The Company’s common stock will continue to be listed and traded on the NYSE during the cure period, subject to compliance with the NYSE’s other applicable continued listing standards. The Notice does not conflict with or violate any of the Company’s credit or debt obligations.
Item 7.01 Regulation FD Disclosure.
As required by NYSE rules, on June 3, 2016, the Company issued a press release announcing that it has received the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.
Item 8.01 Other Events Disclosure.
On June 3, 2016, the Company issued a press release announcing various updates on its financing platform for structured settlement and annuity payment purchasing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 3, 2016, issued by The J.G. Wentworth Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J.G. WENTWORTH COMPANY

By:	/s/ Stephen A. Kirkwood
	Name:	Stephen A. Kirkwood
	Title:	Executive Vice President & Chief Legal Officer

Dated: June 6, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 3, 2016, issued by The J.G. Wentworth Company